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                       THE PASADENA GROUP OF MUTUAL FUNDS

                         THE PASADENA GLOBAL GROWTH FUND
                    THE PASADENA SMALL & MID-CAP GROWTH FUND

                                                                    RULE 497(e)
                                                     File Nos. 33-1922;811-4506

                      SUPPLEMENT DATED DECEMBER 1, 1996 TO
                      PROSPECTUS DATED SEPTEMBER 1, 1996 OF



          Beginning December 1, 1996, the Class C shares of each of The Pasadena Global Growth Fund and The Pasadena Small & Mid-Cap Growth Fund are subject to a contingent deferred sales charge ("CDSC") of 1% of the offering price imposed on non-exempt redemptions made within the first year of purchase (see page 18 for a discussion of exempt redemptions and waivers of contingent deferred sales charges.) This addition of a CDSC to the Class C shares is not reflected in the attached prospectus, and the discussions of CDSCs on pages 3, 4, 14, 18, and 21 of the attached prospectus should be read by an investor to include a CDSC on the Class C shares for non-exempt redemptions made within one year of purchase.

          Please note the specific items that are affected by the addition of this CDSC:

          - Page 4, Expense and Fee Tables -- a 1% deferred sales charge applies to the Class C shares.

          - Page 4, Example of Transaction and Operating Expenses -- for Class C shareholders redeeming after one year, transaction and operating expenses would be $37 (Global Growth) and $36 (Small & Mid-Cap Growth).